UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

HEALTHY CHOICE WELLNESS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42274	88-4128927
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 N. 28th Way, #1

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(305) 600-5004

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	HCWC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on May 27, 2026, Healthy Choice Wellness Corp., a Delaware corporation (“HCWC”), entered into an Agreement and Plan of Merger by and among HCWC, Healthy Choice Wellness II Corp. (“Merger Sub”), its wholly owned subsidiary, and Host Digital Infrastructure LLC (“Host Digital”), providing for the merger of Merger Sub with and into Host Digital, with Host Digital surviving as a wholly owned subsidiary of HCWC (the “Merger”). In connection with the Merger, HCWC filed a definitive proxy statement on August 6, 2026 which included, among other things, a description of the Host Digital business.

HCWC is filing this Current Report on Form 8-K (this “Current Report”) to disclose that on August 7, 2026, Host Digital entered into a 15-year lease with one of the world’s largest privately-held cloud infrastructure companies, pursuant to which Host Digital will provide 43 MW of critical IT load capacity at its existing data center facility in northeast Oklahoma (the “Lease”). The Lease is structured on a take-or-pay basis with renewal options and annual rent escalators and represents approximately $1.25 billion in base-term contracted revenue, or approximately $3.2 billion if all renewal options are exercised over a 30-year total term, with delivery expected in the first quarter of 2027. The Lease includes customary rent abatement terms for outages in line with other data center leases.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed Merger and related transactions, HCWC has filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). HCWC may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that HCWC may file with the SEC. The Proxy Statement has been mailed to stockholders of HCWC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY HCWC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT HCWC, HOST DIGITAL AND THE CONTEMPLATED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about HCWC, Host Digital and the proposed transactions, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the Proxy Statement and other documents filed with the SEC by HCWC may be obtained free of charge on HCWC’s website at https://healthy-choice-wellness-corp.ir.rdgfilings.com/ or, alternatively, by directing a request by mail to HCWC at ir@hcwc1.com.

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934). Additional written or oral forward-looking statements may be made by HCWC from time to time in filings with the SEC or otherwise. Statements contained in this Current Report that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management’s estimates, assumptions and projections and are not guarantees of future performance. HCWC assumes no obligation to update these statements. Forward-looking statements may include, but are not limited to, statements regarding the Merger, the expected total contract value of the Lease, timing of development of Host Digital’s northeast Oklahoma site, the finalization of a backstop agreement for the Lease, power capacity, and statements regarding future operations. In addition, when used in this Current Report, the words “expects,” “intends,” “may,” “plans,” “will,” “would,” “could,” “should,” “future,” “proposes,” and variations thereof and similar expressions are intended to identify forward looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the risk that the Merger is not completed, that required approvals for the Merger are not obtained, that the backstop agreement is not finalized or obtained, and other factors described in the Proxy Statement and as may be detailed from time-to-time in our filings with the SEC.

PARTICIPANTS IN THE SOLICITATION

HCWC and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of HCWC, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, HCWC’s annual report on Form 10-K for the year ended December 31, 2025 and the proxy statement for HCWC’s 2025 Annual Meeting of Stockholders, which was filed with the SEC on December 11, 2025. To the extent holdings of Class A common stock of HCWC by the directors and executive officers of HCWC have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, subsequently filed by HCWC’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transactions when such materials become available. Investors and security holders should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from HCWC using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHY CHOICE WELLNESS CORP.

Date:	August 13, 2026	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer